SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Dec. 31, 2022	Mar. 31, 2022
SUBSEQUENT EVENTS

NOTE 20: SUBSEQUENT EVENTS

The following events occurred from January 1, 2023 up through the date of filing:

On January 10, 2023, the Company entered into three separate Participation Agreements with three investors via the White River Drilling Club, pursuant to which the parties agreed to the following: (i) each of the investors agreed to pay $50,000 for drilling one or more wells on the Company’s mineral lease located in Rankin County, Mississippi in exchange for (A) a 1.0412490% working interest and (B) a 0.7809370% net revenue interest in such wells.

On January 17, 2023 and January 18, 2023, the Company entered into two separate Participation Agreements with two investors via the White River Drilling Club, pursuant to which the parties agreed to the following: (i) the investors agreed to pay the Company a total of $150,000, with the proceeds to be used for drilling one or more wells on the Company’s mineral lease located in Rankin County, Mississippi in exchange for a total of three units, with each unit comprised of the following: (A) a 1.0412490% working interest and (B) a 0.7809370% net revenue interest in such wells.

Under each of the above-described Participation Agreements, the investors also agreed to participate in the drilling of the initial test well, and each party may also drill a substitute well if the test well is abandoned prior to reaching the agreed upon depth. Further, for any well drilled after the initial test well and substitute well referenced herein, the Investors agreed to the same cost sharing arrangements as provided for in the initial test well.

On January 23, 2023 the Company entered into a Membership Interest Purchase Agreement (the “MIPA”) with an entity (the “Seller”), which Seller is the sole member of another entity (the “Broker”), pursuant to which the Company agreed to purchase from the Seller all membership interests in the Broker in exchange for (i) payment of $70,000 in cash, (ii) prepaid expenses incurred or to be incurred by the Broker not to exceed $30,000, and (iii) up to $20,000 in transaction expenses incurred by the Seller in connection with the MIPA. In connection with the execution of the MIPA, the Company paid a $10,000 non-refundable deposit, which will be applied against the cash portion of the purchase consideration at closing. On February 5, 2023, the Company filed a Continuing Membership Application (“Form CMA”) with FINRA. The transaction shall close upon the successful clearance of the Form CMA by FINRA.

The Broker is a broker-dealer licensed with the SEC, FINRA and certain states. Subject to satisfaction of the closing conditions set forth in the Agreement, which include among other things obtaining FINRA approval for the change of control of the Broker within six months of execution of the MIPA, or by July 23, 2023, as well as approval from applicable states, the Broker will become a wholly-owned subsidiary of the Company. Under the MIPA, the Seller will continue and operate the Broker until the closing, and will be entitled to any accounts receivable generated by the Broker during that time. The MIPA also imposes certain restrictive covenants on the Seller related to the Broker’s operations and activities during the period between signing and closing under the MIPA.

The Company entered into the MIPA to acquire the Broker for the purpose of enabling the Company to create and sell interests in oil and gas funds to assist the Company in continuing its oil and gas exploration and drilling activities.

Between March 12, 2023 and March 27, 2023, the Company entered into additional SPAs with accredited investors on the same terms as the PIPE Offering, whereby the purchasers agreed to purchase a total of 24.28 Units from the Company, at a purchase price of $25,000 per Unit for a total purchase price of $607,000.

In connection with the Company’s acquisition of White River Holdings from Ecoark in July 2022, the Company granted Ault certain participation rights in its oil and gas exploration and drilling ventures (“Participation Rights”) identical to rights Ecoark had given Ault. Ault exercised these Participation Rights and owed us approximately $3.25 million (as of March 22, 2023) from the exercise.

On March 22, 2023, our Board of Directors agreed to Ecoark’s advancing payments to us of up to $3.25 million (the “Amounts”) with the objective of satisfying Ault’s obligations payable to the Company from its exercise of the Participation Rights. As of March 28, 2023, Ecoark has advanced us $500,000 under this transaction. Ecoark and Ault have agreed that in lieu of repayment by Ault, Ault will permit Ecoark to redeem shares of Ecoark’s Series A Convertible Redeemable Preferred Stock (the “Ecoark Series A”) held by Ault by dividing the Amounts by the stated value of such shares, or one share of Ecoark Series A for each $10,833.33 advanced to us. The redemption cannot occur until the Spin-Off and a related distribution of Wolf Energy Services Inc. occur which permits Ault to receive its full dividends. The effect of this transaction for the Company is that we begin collecting Amounts from Ecoark in satisfaction of Ault’s account payable to us related to the Participation Rights due. The transaction was approved by the independent directors of the Company and Ecoark with Mr. May and his daughter abstaining as White River directors, and Mr. May also abstained as an Ecoark director.

White River Holdings Corp [Member]
SUBSEQUENT EVENTS

NOTE 17: SUBSEQUENT EVENTS

Subsequent to March 31, 2022, the Company had the following transactions:

Fortium Holdings Corp. (“Fortium”) executed a Share Exchange Agreement (the “Exchange Agreement”) on July 25, 2022 and pursuant to the Exchange Agreement that day acquired 100% of the outstanding shares of capital stock of White River Holdings from Ecoark, White River Holdings’ sole stockholder. In exchange Fortium issued Ecoark 1,200 shares of the newly designated non-voting Series A Convertible Preferred Stock (the “Series A”). The Series A will become convertible into approximately 42,253,521 shares of Fortium’s common stock upon such time as (A) Fortium has filed a Form S-1 or Form 10, or other applicable form, with the Securities and Exchange Commission (the “SEC”) and such Form S-1 or other registration statement has been declared effective, or such Form 10 or other applicable form is no longer subject to comments from the Staff of the SEC, and (B) Ecoark elects to distribute shares of the Fortium’s common stock to Ecoark’s stockholders. The Series A has a liquidation preference over the common stock and any subsequent series of junior preferred stock equal to the stated value, plus any accrued but unpaid dividends.

SUPPLEMENTAL INFORMATION ON OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED)

The following supplemental unaudited information regarding the Company’s oil and gas activities is presented pursuant to the disclosure requirements of ASC 932. All of the Company’s activities are in the United States.

Results of Operations

Results of Operations	March 31, 2022	March 31, 2021

Sales	$5,038,855	$2,362,577
Lease operating costs	(6,263,875)	(9,476,002)
Depletion, accretion and impairment	(4,949,830)	(933,437)
	$(4,340,307)	$(8,046,862)

Reserve Quantity Information

The supplemental unaudited presentation of proved reserve quantities and related standardized measure of discounted future net cash flows provides estimates only and does not purport to reflect realizable values or fair market values of the Company’s reserves. The Company emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries are more imprecise than those of producing oil and gas properties. Accordingly, significant changes to these estimates can be expected as future information becomes available.

Proved reserves are those estimated reserves of crude oil (including condensate and natural gas liquids) and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are those expected to be recovered through existing wells, equipment, and operating methods.

Estimated Quantities of Proved Reserves (Bbl)

Estimated Quantities of Net Proved Reserves	March 31, 2022	March 31, 2021

Net Proved Developed, Producing	169,688	462,914
Net Proved Developed, Non-Producing	-	-
Total Net Proved Developed	169,688	462,914
Net Proved Undeveloped	-	-
Total Net Proved	169,688	462,914

WHITE RIVER HOLDINGS CORP

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2022 AND 2021

Estimated Quantities of Net Proved Reserves – Proved Developed, Producing	March 31, 2022	March 31, 2021

Beginning of the year	462,914	17,000
Revisions of previous estimates	(21,570)	(12,633)
Improved recovery	-	-
Purchases of minerals in place	-	495,108
Extensions and discoveries	-	-
Production	(61,039)	(36,561)
Sales of minerals in place	(210,617)	-
End of year	169,688	462,914

Petroleum and Natural Gas Reserves

Reserves are estimated remaining quantities of oil and natural gas and related substances, which by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward, from known resources, and under existing economic conditions, operating methods and government regulations prior to the time at which contracts providing the right to operate expire.

Costs Incurred in Oil and Gas Property Acquisition, Exploration and Development

	March 31, 2022	March 31, 2021

Acquisition of properties
Proved	$-	$6,220,997
Unproved	$303,500	$4,746,297
Exploration costs	$-	$-
Development costs	$114,424	$2,696,615

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Reserves

The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves and the changes in standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves were prepared in accordance with provisions of ASC 932, “Extractive Activities – Oil and Gas.” Future cash inflows as March 31, 2022 and 2021 were computed by applying the unweighted, arithmetic average of the closing price on the first day of each month for the twelve month period prior to March 31, 2022 and 2021 to estimated future production. Future production and development costs are computed by estimating the expenditures to be incurred in developing and producing the proved oil and natural gas reserves at year-end, based on year-end costs and assuming continuation of existing economic conditions. The standardized measure includes costs for future dismantlement, abandonment and rehabilitation obligations.

Future income tax expenses are calculated by applying appropriate year-end tax rates to future pretax net cash flows relating to proved oil and natural gas reserves, less the tax basis of properties involved. Future income tax expenses give effect to permanent differences, tax credits and loss carry forwards relating to the proved oil and natural gas reserves. Future net cash flows are discounted at a rate of ten percent annually to derive the standardized measure of discounted future net cash flows. This calculation procedure does not necessarily result in an estimate of the fair market value of the Company’s oil and natural gas properties.

The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves for the years ended March 31, 2022 and 2021 are as follows:

Standardized Measure of Discounted Future Net Cash Flow	March 31, 2022	March 31, 2021

Future gross revenue	$12,801,590	$17,838,848
Less: Future production tax expense	(602,982)	(1,181,379)
Future gross revenue after production taxes	12,198,608	16,657,469
Less: Future operating costs	(6,098,161)	(7,577,657)
Less: Ad Valorem Taxes	(167,657)	(159,814)
Less: Development costs	(565,085)	(870,357)
Future net income (loss) before taxes	5,367,705	8,049,641
Less: Future income tax expense(1)	-	-
10% annual discount for estimated timing of cash flows	(1,822,233)	(2,347,850)
Discounted future net cash flows	$3,545,472	$5,701,791

(1)	The Company has sufficient tax deductions and allowances related to proved oil and gas reserves to offset future net revenues.

Changes in Standardized Measure of Discounted Future Net Cash Flows

The changes in the standardized measure of future net cash flows relating to proved oil and natural gas reserves for the years ended March 31, 2022 and 2021 are as follows:

Change in Standardized Measure of Discounted Future Net Cash Flow	March 31, 2022	March 31, 2021

Balance - beginning	$5,701,791	$(88,308)
Net changes in prices and production costs	602,918	(3,871,613)
Net changes in future development costs	16,844	(391,731)
Sales of oil and gas produced, net	(363,095)	(510,189)
Extensions, discoveries and improved recovery	-	-
Purchases of reserves	-	10,563,632
Sales of reserves	(4,343,965)	-
Revisions of previous quantity estimates	1,930,979	-
Previously estimated development costs incurred	-	-
Net change income taxes	-	-
Accretion of discount	-	-
Balance - ending	$3,545,472	$5,701,791

In accordance with SEC requirements, the pricing used in the Company’s standardized measure of future net revenues in based on the twelve-month unweighted arithmetic average of the first day of the month price for the period April through March for each period presented and adjusted by lease for transportation fees and regional price differentials. The use of SEC pricing rules may not be indicative of actual prices realized by the Company in the future.